united states
securities and exchange commission
washington, d.c. 20549

form N-CSR

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-22549

Northern Lights Fund Trust II
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
251 Falls Drive, Wilmington DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-490-4300

Date of fiscal year end:	5/31

Date of reporting period:	5/31/24

Item 1. Reports to Stockholders.

Essential 40 Stock Fund Class I (ESSIX)

Annual Shareholder Report - May 31, 2024

Fund Overview

This annual shareholder report contains important information about Essential 40 Stock Fund for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at www.essential40stockfund.com. You can also request this information by contacting us at 1-844-767-3863.

What were the Fund’s costs for the last year?
(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class I	$70	0.70%

How did the Fund perform during the reporting period?

The Essential 40 Stock Fund outperformed the S&P 500 Index to start the first half of the fiscal year primarily due to its diversification of blue-chip names, equal-weighted composition, and sector exposure. The continued strength of the consumer and the resiliency of the U.S. economy was a significant undercurrent on the Essential 40 Stock Fund.

During the second half of the fiscal year the market experienced a big shift as the artificial intelligence (“AI”) theme that ignited a global equity rally in 2023 picked back up in November. This rotation created significant dispersion in the equity markets shifting the focus back on the mega-cap stocks often referred to as the Magnificent 7. The performance pendulum shifted back to favor the S&P 500 Index in the back half of the fiscal year.

At the end of May 2024, the Magnificent 7 concentration was roughly 31% in the S&P 500 Index. The heavy concentration of the top holdings in the S&P 500 Index has reached an extreme creating an increased potential for volatility. This extreme supports our conviction of owning the market in an equal-weight manner. The equal-weighted stance in the Essential 40 Stock Fund seeks to reduce downside risk and seeks to balance returns, should historical mean-reversion metrics be reestablished.

We appreciate your continued support of the Essential 40 Stock Fund (ESSIX), and we look forward to providing a value add to your financial goals.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Average Annual Total Returns
	1 Year	5 Years	Since Inception (6/11/2014)
Essential 40 Stock Fund	23.83%	12.92%	6.85%
S&P 500® Index	28.19%	15.80%	12.60%
Essential 40 Stock Index Total Return	24.90%	13.70%	13.23%

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Effective 12/04/2017, the fund changed its investment strategy.

The Essential 40 Stock Index™ Total Return, is an index of companies providing goods and services that are deemed essential to the American economy and way of life.

Fund Statistics
Net Assets	$63,014,840
Number of Portfolio Holdings	42
Advisory Fee (net of waivers)	$85,995
Portfolio Turnover	24%

What did the Fund invest in?

Sector Weighting (% of net assets)

Asset Weighting (% of total investments)

Top 10 Holdings (% of net assets)
Holding Name	% of Net Assets
Eli Lilly & Company	3.1%
Meta Platforms, Inc., A	3.1%
Alphabet, Inc., Class A	2.9%
Delta Air Lines, Inc.	2.9%
Costco Wholesale Corporation	2.9%
Chubb Ltd.	2.8%
Amazon.com, Inc.	2.8%
Waste Management, Inc.	2.8%
JPMorgan Chase & Company	2.8%
Exxon Mobil Corporation	2.8%

Material Fund Changes

No material changes occured during the year ended May 31, 2024.

Essential 40 Stock Fund - Class I (ESSIX )

Annual Shareholder Report - May 31, 2024

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (www.essential40stockfund.com), including its:

●	Prospectus

●	Financial information

●	Holdings

●	Proxy voting information

TSR-AR 053124-ESSIX

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that Keith Rhodes is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhodes is independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2024	$16,000
2023	$15,400

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2024	$3,300
2023	$3,300

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended May 31, 2024 and 2023 respectively.

(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.

(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable. The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)	All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended May 31, 2024 and 2023 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant’s principal accountant for the registrant’s adviser.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Keith Rhoades, Brian Nielsen, Randy Skalla, Tony Lewis and Thomas T. Sarkany

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Essential 40 Stock Fund

Class I Shares (Symbol: ESSIX)

ANNUAL REPORT

May 31, 2024

1-844-767-3863

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

ESSENTIAL 40 STOCK FUND
SCHEDULE OF INVESTMENTS
May 31, 2024

Shares		Fair Value
	COMMON STOCKS — 99.3%
	AEROSPACE & DEFENSE - 4.3%
6,526	Boeing Company (The)(a)	$1,159,083
3,259	Lockheed Martin Corporation, B	1,532,838
		2,691,921
	AUTOMOTIVE - 2.4%
124,857	Ford Motor Company	1,514,516

	BANKING - 2.8%
8,688	JPMorgan Chase & Company	1,760,449

	BIOTECH & PHARMA - 7.6%
2,387	Eli Lilly & Company	1,958,151
9,252	Johnson & Johnson	1,356,991
50,525	Pfizer, Inc.	1,448,047
		4,763,189
	CABLE & SATELLITE - 2.2%
34,176	Comcast Corporation, Class A	1,368,065

	CHEMICALS - 2.5%
26,813	Nutrien Ltd.	1,571,510

	COMMERCIAL SUPPORT SERVICES - 2.8%
8,385	Waste Management, Inc.	1,766,971

	DIVERSIFIED INDUSTRIALS - 2.2%
13,729	3M Company	1,374,822

	E-COMMERCE DISCRETIONARY - 2.8%
10,024	Amazon.com, Inc.(a)	1,768,635

	ELECTRIC UTILITIES - 2.5%
15,037	Duke Energy Corporation	1,557,382

See accompanying notes to financial statements.

ESSENTIAL 40 STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2024

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	GAS & WATER UTILITIES - 2.3%
11,234	American Water Works Company, Inc.	$1,469,070

	HEALTH CARE FACILITIES & SERVICES - 3.9%
18,524	CVS Health Corporation	1,104,030
2,786	UnitedHealth Group, Inc.	1,380,101
		2,484,131
	HOME CONSTRUCTION - 2.5%
22,370	Masco Corporation	1,564,110

	INSTITUTIONAL FINANCIAL SERVICES - 2.4%
7,469	CME Group, Inc.	1,516,058

	INSURANCE - 5.5%
4,058	Berkshire Hathaway, Inc., Class B(a)	1,681,635
6,607	Chubb Ltd.	1,789,308
		3,470,943
	INTERNET MEDIA & SERVICES - 6.1%
10,764	Alphabet, Inc., Class A(a)	1,856,790
4,167	Meta Platforms, Inc., A	1,945,281
		3,802,071
	MEDICAL EQUIPMENT & DEVICES - 0.3%
3,432	Solventum Corporation(a)	203,655

	OIL & GAS PRODUCERS - 7.9%
55,808	Enterprise Products Partners, L.P.	1,590,528
14,809	Exxon Mobil Corporation	1,736,503
9,564	Marathon Petroleum Corporation	1,689,098
		5,016,129
	RETAIL - CONSUMER STAPLES - 2.9%
2,259	Costco Wholesale Corporation	1,829,542

	RETAIL - DISCRETIONARY - 2.3%
4,295	Home Depot, Inc. (The)	1,438,267

See accompanying notes to financial statements.

ESSENTIAL 40 STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2024

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	SEMICONDUCTORS - 1.5%
30,847	Intel Corporation	$951,630

	SOFTWARE - 7.6%
3,989	Microsoft Corporation	1,655,954
14,280	Oracle Corporation	1,673,472
5,162	Palo Alto Networks, Inc.(a)	1,522,325
		4,851,751
	TECHNOLOGY HARDWARE - 2.5%
8,054	Apple, Inc.	1,548,382

	TECHNOLOGY SERVICES - 7.4%
6,312	Automatic Data Processing, Inc.	1,545,935
9,275	International Business Machines Corporation	1,547,534
5,693	Visa, Inc., Class A	1,551,114
		4,644,583
	TELECOMMUNICATIONS - 2.4%
37,270	Verizon Communications, Inc.	1,533,661

	TRANSPORTATION & LOGISTICS - 5.3%
35,900	Delta Air Lines, Inc.	1,831,618
6,012	FedEx Corporation	1,526,808
		3,358,426
	WHOLESALE - CONSUMER STAPLES - 4.4%
21,032	Archer-Daniels-Midland Company	1,313,238
19,766	Sysco Corporation	1,439,360
		2,752,598

	TOTAL COMMON STOCKS (Cost $54,426,640)	62,572,467

See accompanying notes to financial statements.

ESSENTIAL 40 STOCK FUND
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2024

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 0.8%
	MONEY MARKET FUNDS - 0.8%
526,820	First American Government Obligations Fund, Class X, 5.23% (Cost $526,820)(b)	$526,820

	TOTAL INVESTMENTS - 100.1% (Cost $54,953,460)	$63,099,287
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%	(84,447)
	NET ASSETS - 100.0%	$63,014,840

LTD - Limited Company

(a)	Non income producing security.

(b)	Rate disclosed is the seven day effective yield as of May 31, 2024.

See accompanying notes to financial statements.

Essential 40 Stock Fund
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2024

Assets:
Investments in Securities at Fair Value (at cost $54,953,460)	$63,099,287
Cash Deposits with Broker	23
Receivable for Fund Shares Sold	50,638
Dividends and Interest Receivable	166,811
Prepaid Expenses and Other Assets	19,189
Total Assets	63,335,948

Liabilities:
Investment Advisory Fees Payable	5,409
Payable to Related Parties	10,794
Payable for Fund Shares Redeemed	267,553
Accrued Expenses and Other Liabilities	37,352
Total Liabilities	321,108

Net Assets	$63,014,840

Composition of Net Assets:
Net Assets consisted of:
Paid-in-Capital	$53,944,741
Accumulated Gains	9,070,099
NET ASSETS	$63,014,840

Net Asset Value, Offering and Redemption Price Per Share
Class I Shares:
Net Assets	$63,014,840
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	4,342,254
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$14.51

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund

STATEMENT OF OPERATIONS

For the Year Ended May 31, 2024

Investment Income:
Dividend Income (Net of tax withholding of $7,339)	$1,347,854
Interest Income	15,561
Total Investment Income	1,363,415

Expenses:
Investment Advisory Fees	291,167
Administration Fees	76,012
Transfer Agent Fees	33,115
Trustees’ Fees	32,050
Fund Accounting Fees	31,567
Legal Fees	30,498
Registration Fees	30,221
Chief Compliance Officer Fees	24,217
Audit and Tax Fees	19,300
Third Party Administrative Servicing Fees	14,296
Printing Expense	10,507
Custody Fees	7,661
Insurance Expense	7,326
Interest Expense	1,126
Miscellaneous Expenses	5,094
Total Expenses	614,157
Less: Fees Waived by Adviser	(205,172)
Net Expenses	408,985
Net Investment Income	954,430

Net Realized and Unrealized Gain on Investments:
Net Realized Gain on Investments	2,469,694
Net Change in Unrealized Appreciation on Investments	8,753,200
Net Realized and Unrealized Gain on Investments	11,222,894

Net Increase in Net Assets Resulting From Operations	$12,177,324

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	May 31, 2024	May 31, 2023
Operations:
Net Investment Income	$954,430	$734,531
Net Realized Gain on Investments	2,469,694	1,829,741
Net Change in Unrealized Appreciation (Depreciation) on Investments	8,753,200	(3,263,920)
Net Increase (Decrease) in Net Assets Resulting From Operations	12,177,324	(699,648)

Distributions to Shareholders:
Class I Shares:
Total Distributions Paid	(1,484,884)	(3,876,973)
Net Decrease in Net Assets From Distributions to Shareholders	(1,484,884)	(3,876,973)

Beneficial Interest Transactions:

Class I Shares:
Proceeds from Shares Issued	12,914,480	42,104,482
Distributions Reinvested	1,436,698	3,773,594
Cost of Shares Redeemed	(12,526,669)	(21,390,860)
Total Class I Transactions	1,824,509	24,487,216

Net Increase in Net Assets Resulting From Beneficial Interest Transactions	1,824,509	24,487,216

Increase in Net Assets	12,516,949	19,910,595

Net Assets:
Beginning of Year	50,497,891	30,587,296
End of Year	$63,014,840	$50,497,891

Share Activity:
Class I Shares:
Shares Issued	951,176	3,331,629
Shares Reinvested	106,580	319,525
Shares Redeemed	(917,794)	(1,744,567)
Net Increase in shares of beneficial interest outstanding	139,962	1,906,587

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class I
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	May 31, 2024	May 31, 2023	May 31, 2022	May 31, 2021	May 31, 2020

Net Asset Value, Beginning of Year	$12.02	$13.32	$14.76	$10.32	$10.17

Activity From Investment Operations:
Net investment income (a)	0.22	0.23	0.18	0.18	0.18
Net realized and unrealized gain (loss) from investments	2.62	(0.42)	0.01	4.42	0.12 (e)
Total from investment operations	2.84	(0.19)	0.19	4.60	0.30

Distributions to shareholders from:
Net investment income	(0.22)	(0.16)	(0.20)	(0.16)	(0.15)
Net realized gains	(0.13)	(0.95)	(1.43)	—	—
Total distributions	(0.35)	(1.11)	(1.63)	(0.16)	(0.15)

Net Asset Value, End of Year	$14.51	$12.02	$13.32	$14.76	$10.32

Total Return (b)	23.83%	(1.27)%	0.89%	44.82%	2.76%

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$63,015	$50,498	$30,587	$41,693	$35,254
Ratio of expenses to average net assets: (c)
before reimbursement (d)	1.05%	1.24%	1.29%	1.27%	1.31%
net of reimbursement	0.70%	0.71%	0.70%	0.70%	0.70%
Ratio of net investment income to average net assets	1.64%	1.87%	1.28%	1.48%	1.63%
Portfolio turnover rate	24%	55%	21%	102%	39%

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the year.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived or reimbursed a portion of the Fund’s expenses, total returns would have been lower.

(c)	Ratio of expenses to average net assets (excluding interest expense):

before reimbursement (d)	1.05%	1.23%	1.29%	1.27%	1.31%
net of reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%

(d)	Represents the ratio of expenses to average net assets absent fee waivers by the Adviser.

(e)	The amount of net realized gain per share does not agree with the amount reported in the Statement of Operations due to the timing of shareholder transactions.

The accompanying notes are an integral part of these financial statements.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2024

1.	ORGANIZATION

Essential 40 Stock Fund (the “Fund”) is a series of shares of beneficial interest of the Northern Lights Fund Trust II, (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company. The primary investment objective of the Fund is to seek to track, before fees and expenses, the performance of the Essential 40 Stock Index. The inception date of the Fund is June 6, 2014.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost (which approximates fair value). Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to the Adviser as its valuation designee (the “Valuation Designee”). The Valuation Designee may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as -needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2024

determine, the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2024 for the Fund’s assets and liabilities measured at fair value on a recurring basis:

Assets	Level 1	Level 2	Level 3	Total
Common Stock*	$62,572,467	$—	$—	$62,572,467
Short-Term Investment	526,820	—	—	526,820
Total	$63,099,287	$—	$—	$63,099,287

*	See the Schedule of Investments for industry classification.

The Fund did not hold any Level 3 securities during the period.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. The Fund is subject to foreign withholding tax imposed by certain foreign countries in which the Fund may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Fund may file withholding tax refunds in certain jurisdictions to recover a portion of amounts previously withheld. The Funds will record a receivable for such tax refunds based on several factors including an assessment of a jurisdiction’s legal obligation to pay reclaims, administrative practices and payment history.

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2024

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years May 31, 2021 – May 31, 2023, or expected to be taken in the Fund’s May 31, 2024 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the State of Ohio. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g. deferred losses) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended May 31, 2024, amounted to $14,965,556 and $13,996,326, respectively, for the Fund.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – KKM Financial LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of the Fund’s average daily net assets. For the year ended May 31, 2024, the Adviser earned advisory fees of $291,167 from the Fund.

The Adviser has contractually agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in underlying funds, or extraordinary expenses such as litigation) at least until September 30, 2025, so that the total annual operating expenses of the Fund do not exceed 0.70% of the average daily net assets of the Class I shares. Advisory fee waivers or expense reimbursements are subject to possible recoupment from the Fund in future years on a

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2024

rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. During the year ended May 31, 2024, the Adviser waived fees of $205,172. As of May 31, 2024, the cumulative expenses subject to recapture amounted to $631,765, of which $218,117 expires May 31, 2025, $208,476 expires May 31, 2026, and $205,172 expires May 31, 2027.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The distributor acts as the Fund’s principal underwriter in a continuous offering of Funds’ shares.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration, fund accounting and transfer agent services to the Fund. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Fund for federal income tax purposes and its respective gross unrealized appreciation and depreciation at May 31, 2024, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$56,350,840	$10,645,828	$(3,897,381)	$6,748,447

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the following fiscal years was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2024	May 31, 2023
Ordinary Income	$945,702	$641,857
Long-Term Capital Gain	539,182	3,235,116
	$1,484,884	$3,876,973

Essential 40 Stock Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2024

As of May 31, 2024, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,085,074	$1,236,578	$—	$—	$—	$6,748,447	$9,070,099

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gains, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales and adjustments for partnerships.

During the fiscal year ended May 31, 2024, the Fund utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of non-deductible expenses, and the use of tax equalization credits, resulted in reclassifications for the Fund for the fiscal year ended May 31, 2024, as follows:

Paid in Capital	Distributable Earnings
$232,548	$(232,548)

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates presumption of the control of the Fund, under section 2[a] 9 of the Act. As of May 31, 2024, Pershing LLC held 54.07% of the voting securities of Class I. The Fund has no knowledge as to whether all or any portion of the shares owned by Pershing LLC are also beneficially owned by Pershing LLC.

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements except for the following.

At a special meeting of the Board of Trustees of the Trust held on May 21, 2024, the Board approved the reorganization of the Essential 40 Stock Fund (the “Fund”) into the Essential 40 Stock ETF, a newly created series of the Trust, for the purpose of converting the Fund to an exchange traded fund (the “Reorganization”). The Reorganization is not subject to shareholder approval, however, shareholders will receive an information statement describing the Reorganization. The Reorganization is expected to be completed early to mid-4th quarter 2024.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Fund Trust II

and the Shareholders of Essential 40 Stock Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Essential 40 Stock Fund (the Fund), including the schedule of investments, as of May 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the related notes to the financial statements (collectively, the financial statements), and the financial highlights for each of the five years in the period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more KKM Financial, LLC advised investment companies since 2015.

Denver, Colorado

July 30, 2024

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2024

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 11, 2024, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Essential 40 Stock Fund (“Essential 40”) and KKM Financial, LLC (“KKM “), (the “KKM Advisory Agreement”).

Based on their evaluation of the information provided by KKM, in conjunction with Essential 40’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the KKM Advisory Agreement with respect to Essential 40.

In advance of the Meeting, the Board requested and received materials to assist them in considering the renewal of the KKM Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the KKM Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the KKM Advisory Agreement and comparative information relating to the advisory fee and other expenses of Essential 40. The materials also included due diligence materials relating to KKM (including due diligence questionnaires completed by KKM, select financial information of KKM, bibliographic information regarding Essential 40’s key management and investment advisory personnel, and comparative fee information relating to Essential 40) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the KKM Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement. In considering the renewal of the KKM Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. During the discussions with KKM, the Board reviewed materials provided by KKM relating to the KKM Advisory Agreement, including a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Essential 40 including the individuals that primarily monitor and execute the investment process. The Board discussed and noted that they have met with KKM previously and were familiar with KKM’s ability to manage a fund as well as its commitment to Essential 40. The Board then discussed the extent of KKM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered KKM’s specific responsibilities in all aspects of the day-to-day management of Essential 40 and concluded that KKM’s personnel have the qualifications and expertise to manage Essential 40. The Board also noted that KKM continued to be committed to the investment strategy put in place for Essential 40 in 2017. Additionally, the Board received responses from the representatives of KKM with respect to a series of important questions, including: whether KKM is involved in any lawsuits or pending regulatory actions; whether the management of other accounts conflicts with its management of Essential 40;

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2024

and whether KKM has procedures in place to adequately allocate trades among its respective clients. The Board also reviewed the descriptions provided by KKM of its practices for monitoring compliance with Essential 40’s investment limitations, noting that KKM’s chief compliance officer would continually review the portfolio managers’ performance of their duties with respect to Essential 40 to ensure compliance under KKM’s compliance program. The Board then reviewed the capitalization of KKM based on financial information and other materials provided by and discussed with KKM and concluded that KKM was sufficiently well-capitalized, or that its control person had the ability to make additional contributions in order to meet its obligations to Essential 40. The Board discussed KKM’s compliance structure and broker selection process and engaged in a discussion with the Trust’s chief compliance officer regarding KKM’s business practices. The Board noted that the CCO of the Trust continued to represent that KKM’s compliance policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted KKM’s representation that the prospectus and statement of additional information for Essential 40 accurately describe the investment strategies of Essential 40. The Board concluded that KKM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the KKM Advisory Agreement with respect to Essential 40 and that the nature, overall quality and extent of the management services provided by KKM were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of Essential 40 as compared to its peer group, Morningstar category and benchmark for the one year, three year, five year and since inception periods ended March 31, 2024. The Board noted that performance for the one year, three year and five year periods reflected Essential 40’s current strategy while performance for since inception period included the performance of Essential 40 under its previous investment strategy. Accordingly, the Board focused its review on the performance of Essential 40 after the investment strategy change. The Board discussed the reports prepared by Broadridge and reviewed the performance of Essential 40 as compared to its peer group, Morningstar category and the Essential 40 Stock Index (the “Index”) for the one year, three year, five year and since inception periods ended March 31, 2024. The Board noted that Essential 40 had modestly underperformed the Morningstar category median and the Essential 40 Stock Total Return Index, but outperformed the peer group median for the one year and three year periods. The Board further noted that Essential 40 slightly underperformed its Morningstar category median, per group median and the Index for the five year period, and underperformed the Morningstar category median, peer group median and Index for the since inception period. After further discussion, the Board concluded that the current strategy should result over time in improved longer-term performance and that current performance was acceptable.

Fees and Expenses. As to the costs of the services provided by KKM, the Board reviewed and discussed the Essential 40’s advisory fee and overall operating expenses as compared to its peer group and Morningstar category as presented in the Broadridge Report. The Board noted that the advisory fee was below the peer group median and Morningstar category median. The Board also reviewed the contractual arrangements for Essential 40, which stated that KKM had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2025, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 0.70% of Essential 40’s average net assets for Class I shares and found such arrangements to be beneficial to shareholders. The Board concluded that the expense cap for Essential 40 was in the best interest of shareholders. It was the consensus of the Board that, based on KKM’s experience and expertise, and the services provided by KKM to Essential 40, that the advisory fee charged by KKM was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to KKM with respect to Essential 40 based on breakeven and profitability reports and analyses reviewed by the Board and

Essential 40 Stock Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2024

the selected financial information provided by KKM. The Board noted that KKM continues to subsidize Essential 40 and concluded that profits from KKM’s relationship with Essential 40 were not excessive.

Economies of Scale. As to the extent to which Essential 40 will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed KKM’s expectations for growth of Essential 40. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the KKM Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from KKM as the Trustees believed to be reasonably necessary to evaluate the terms of the KKM Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the KKM Advisory Agreement, (a) the terms of the KKM Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the KKM Advisory Agreement is in the best interests of Essential 40 and its shareholders. In considering the approval of the KKM Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the approval of the KKM Advisory Agreement was in the best interest of Essential 40 and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the KKM Advisory Agreement.

Privacy Policy

Rev. May 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-631-490-4300

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-844-767-3863 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-844-767-3863.

Investment Adviser
KKM Financial LLC
141 W. Jackson Blvd, Suite 1711
Chicago, IL 60604

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(3) Not applicable

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Lights Fund Trust II

By /s/ Kevin Wolf
Kevin Wolf
Principal Executive Officer /President
Date: 8/1/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Kevin Wolf
Kevin Wolf
Principal Executive Officer/President
Date: 8/1/2024

By /s/ Erik Naviloff
Erik Naviloff
Principal Financial Officer/Treasurer
Date: 8/1/2024